UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2019

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 20, 2019, SLM Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 12 directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Paul G. Child	391,300,459	1,633,231	286,697	13,282,019
Mary Carter Warren Franke	390,570,213	2,365,518	284,656	13,282,019
Earl A. Goode	388,234,361	4,697,926	288,100	13,282,019
Marianne M. Keler	391,072,571	1,864,281	283,535	13,282,019
Mark L. Lavelle	391,374,290	1,558,093	288,004	13,282,019
Jim Matheson	390,450,067	2,482,139	288,181	13,282,019
Frank C. Puleo	391,001,556	1,931,986	286,845	13,282,019
Raymond J. Quinlan	387,792,217	5,140,605	287,565	13,282,019
Vivian C. Schneck-Last	391,405,071	1,531,243	284,073	13,282,019
William N. Shiebler	389,828,870	3,102,398	289,119	13,282,019
Robert S. Strong	391,300,513	1,632,076	287,798	13,282,019
Kirsten O. Wolberg	390,577,328	2,358,945	284,114	13,282,019
Proposal 2 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
377,501,578	15,338,103	380,706	13,282,019
Proposal 3 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
404,000,241	2,176,708	325,457	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: June 24, 2019	By:	/s/ NICOLAS JAFARIEH
Nicolas Jafarieh
Senior Vice President and General Counsel